UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 4, 2015

Date of Report (date of earliest event reported)

ASCENA RETAIL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-11736	30-0641353
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

933 MacArthur Boulevard

Mahwah, New Jersey 07430

(Address of principal executive offices, including zip code)

(551) 777-6700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 4, 2015, the Board of Directors (the “Board”) of Ascena Retail Group, Inc. (the “Company”) adopted and approved amendments to the Company’s by-laws (the “Amended By-laws”). The following is a summary of the principal changes:

Special Meetings of Stockholders.

•	Authorizes the Chief Executive Officer in addition to the Chairman of the Board of the Company to call a special meeting of the stockholders, and clarifies that directors may do so by majority vote.

•	Provides that upon the written request of a stockholder (or a group of stockholders formed for the purpose of making such request) who or which has Net Long Beneficial Ownership (as defined in the Amended By-laws) of capital stock of the Company that has not less than one-tenth of the voting power of all shares of capital stock entitled to vote at the meeting as of the date of submission of the request, the Chairman of the Board shall call a special stockholders’ meeting for the purposes specified in such request and cause notice thereof to be given.

•	The added provision requires that any such special meeting of stockholders shall be held not more than 90 days after the determination by the Board of the validity of the special meeting request(s).

Majority-Voting Standard

•	Implements a majority-voting standard that will apply in uncontested director elections. Consequently, a director nominee will be elected by a majority of votes cast in uncontested director elections. If an incumbent nominee does not receive a majority of the votes cast, such incumbent is to submit his or her resignation to the Board, which shall determine whether to accept such resignation within 120 days of certification of the results of the election. In contested elections, the plurality-voting standard continues to apply.

Number of Directors

•	Sets the number of directors at six, which is the number of directors on the Board as of this date, and fixes the range of the size of the Board to not more than seven directors or fewer than three directors.

Questionnaire, Representation and Agreement for Director-Nominees

•	Requires that nominees for director deliver to the Company, in accordance with the time periods prescribed for delivery of a stockholder’s notice:

•	A written questionnaire with respect to the background and qualifications of the nominee, and

•	A written representation and agreement as to certain matters, including agreement to abide by the Company’s majority-voting standard in uncontested director elections.

Exclusive Forum

•	Requires that, unless the Company otherwise consents in writing, the sole and exclusive forum for the adjudication of certain types of legal actions brought by stockholders, including derivative actions, against or on behalf of the Company shall be a state court located within the State of Delaware (or, if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware).

Certain other changes were made throughout the Amended By-laws: (i) to clarify references to the Company’s offices, (ii) to clarify references to the voting power of the Company’s stock, voting stock, capital stock and shares, (iii) to provide that certain notices be directed to the Company’s General Counsel, in addition to the Secretary, and (iv) to permit the Board to delegate authority to elect or appoint certain officers, other than the Company’s executive officers, of the Company, consistent with applicable law.

The foregoing description of the Amended By-laws, as amended and restated by the Board, is qualified in its entirety by reference to the full text of such amended and restated by-laws, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference. A marked version of the Amended By-laws, marked to show the changes, is filed as Exhibit 3.2 hereto and incorporated herein by reference.

Item 8.01	Other Events

On March 4, 2015, the Company also instituted certain other changes to its governance policies, including:

Appointment of Lead Independent Director

The Board has established, and elected Randy L. Pearce to the role of, Lead Independent Director, effective immediately. This reflects the Company’s continued commitment to good governance and to providing a strong voice for its independent directors. Mr. Pearce has been a director of the Company since 2005 and is currently the chairperson of the Audit Committee of the Company. The Lead Independent Director’s primary responsibilities will include: consulting with the Chairman of the Board on the scheduling of meetings; consulting with the Chairman of the Board and approving the information, agenda and schedules of Board and committee meetings; calling meetings of the independent directors, as appropriate; serving as chairman of executive sessions of the independent directors; and serving as liaison between the independent directors and the Chairman of the Board and between the independent directors and senior management. The responsibilities of the Lead Independent Director are further specified in the Charter of the Lead Independent Director, which is included as an appendix to the Corporate Governance Guidelines discussed below.

Adoption of Corporate Governance Guidelines (including a policy restricting certain hedging and pledging transactions)

The Board has adopted a set of Corporate Governance Guidelines to assist it in the exercise of its responsibilities and to serve the best interests of the Company and its stockholders. Among other things, the Corporate Governance Guidelines include policies and procedures relating to:

•	the Lead Independent Director role discussed above;

•	the majority voting standard in uncontested director elections as discussed above; and

•	restrictions on hedging transactions and pledging transactions by directors and executive officers of the Company.

Establishment of a Nominating and Corporate Governance Committee and Adoption of Revised Charter

The Board has reconstituted the “Nominating Committee” as the “Nominating and Corporate Governance Committee” with the following responsibilities as provided in its revised Charter:

•	identifying individuals to serve as Board members, and recommending for selection by the Board the director nominees to stand for election at the next annual meeting of the Company’s stockholders,

•	reviewing and recommending to the Board changes as may be required with respect to the Corporate Governance Guidelines of the Company and the corporate governance policies and practices of the Company; and

•	leading the Board in its annual review of the Board’s performance.

Other Governance Changes

The Company has also made certain revisions to its Audit Committee Charter and Compensation Committee Charter, and adopted a separate Code of Conduct for its Directors.

The Amended By-laws, Corporate Governance Guidelines, Nominating and Corporate Governance Committee Charter, Code of Conduct for Directors and revised Audit Committee and Compensation Committee Charters have been posted on the Investor Relations portion of the Company’s website.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

3.1	Ascena Retail Group, Inc. Amended and Restated By-laws, effective March 4, 2015

3.2	Ascena Retail Group, Inc. Amended and Restated By-laws, effective March 4, 2015 (marked to show changes)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENA RETAIL GROUP, INC.

Date: March 6, 2015	By:	/s/ Gene Wexler
Gene Wexler
Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit Number	Description

3.1	Ascena Retail Group, Inc. Amended and Restated By-laws, effective March 4, 2015

3.2	Ascena Retail Group, Inc. Amended and Restated By-laws, effective March 4, 2015 (marked to show changes)